PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated September 20, 2019

to the Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for Prudential’s Gibraltar Fund, Inc. (the Fund), and should be retained for future reference. Defined terms herein that are not otherwise defined shall have meanings given to them in the Fund Prospectus.

The section of the Prospectus entitled “Fund Management—Manager & Subadviser” is hereby amended by including the following additional disclosure:

On September 16, 2019, PGIM Investments LLC (PGIM Investments), the investment manager for the Fund[s], and an affiliate, AST Investment Services, Inc. (ASTIS), reached a settlement with the SEC relating to certain former securities lending and foreign tax reclaim practices in connection with other funds that they manage.  The practices do not relate to the Fund[s] covered in this Prospectus.  PGIM Investments and ASTIS self-reported the practices to the SEC, revised its procedures, and made restitution payments to the affected funds.  Under the settlement, PGIM Investments and ASTIS agreed to pay to the SEC disgorgement of fees and a civil penalty.  The settlement does not relate to the Funds or affect PGIM Investments’ ability to manage the Funds.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GIBSTATSUP2